VOID AFTER 5:00 P.M., NEW YORK CITY
         TIME, ON OCTOBER 21, 2002

                  THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, OR SUCH OFFERS, SALES AND TRANSFERS ARE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

                          Right to Purchase [         ] Shares of Common Stock,
                                                     par value $0.001 per share

October 21, 1997

                                Q.E.P. CO., INC.
                                    SERIES A
                          COMMON STOCK PURCHASE WARRANT

         This certifies that, for value received,[NAME OF HOLDER] or its registered assigns, is entitled to purchase from Q.E.P. CO., INC., a Delaware corporation (the "COMPANY"), at any time or from time to time during the period specified in Section 2 hereof, [ ] fully paid and nonassessable shares of the Company's Common Stock, par value $0.001 per share (the "COMMON STOCK"), at an exercise price per share (the "EXERCISE PRICE") of TEN DOLLARS ($10.00) per share. The number of shares of Common Stock purchasable hereunder (the "WARRANT SHARES") and the Exercise Price are subject to adjustment as provided in Section 4 hereof.

         This Warrant is subject to the following terms, provisions and conditions:

         1. MANNER OF EXERCISE; ISSUANCE OF CERTIFICATES; PAYMENT FOR SHARES. Subject to the provisions hereof, including, without limitation, the limitations contained in Section 7 hereof, this Warrant may be exercised by the holder hereof, in whole or in part, by the surrender of this Warrant, together with a completed exercise agreement in the form attached hereto (the "EXERCISE AGREEMENT"), to the Company during normal business hours on any business day at the Company's principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), and (i) payment to the Company in cash, by certified or official bank check or by wire transfer for the account of the Company, of the Exercise Price for the Warrant Shares specified in the Exercise Agreement or (ii) if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act of 1933, as amended (the "SECURITIES ACT"), delivery to the Company of a written notice of election to effect a Cashless Exercise (as defined in Section 11(c)) for the Warrant Shares specified in the Exercise Agreement. The Warrant Shares so purchased shall be deemed to be issued to the holder hereof or such holder's designee, as the record owner of such shares, as of the close of business on the date on which this Warrant shall have been surrendered, the completed Exercise Agreement shall have been delivered, and payment shall have been made for such shares as set forth above. Certificates for the Warrant Shares so purchased, representing the aggregate number of shares specified in the Exercise Agreement, shall be delivered to the holder hereof within a reasonable time, not exceeding ten business days, after this Warrant shall have been so exercised. The certificates so delivered shall be in such denominations as may be requested by the holder hereof and shall be registered in the name of such holder or such other name as shall be designated by such holder. If this Warrant shall have been exercised only in part, then, unless this Warrant has expired, the Company shall, at its expense, at the time of delivery of such certificates, deliver to the holder a new Warrant representing the number of shares with respect to which this Warrant shall not then have been exercised.

         2. PERIOD OF EXERCISE. This Warrant is exercisable at any time or from time to time on or after the date on which this Warrant is issued and before 5:00 p.m., New York City time on the fifth anniversary of the date of issuance (the "EXERCISE PERIOD").

         3. CERTAIN AGREEMENTS OF THE COMPANY. The Company hereby covenants and agrees as follows:

                  (a) SHARES TO BE FULLY PAID. All Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be validly issued, fully paid and nonassessable and free from all taxes, liens, claims and encumbrances.

                  (b) RESERVATION OF SHARES. During the Exercise Period, the Company shall at all times have authorized, and reserved for the purpose of issuance upon exercise of this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of this Warrant.

                  (c) CERTAIN ACTIONS PROHIBITED. The Company will not, by amendment of its charter or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed by it hereunder, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all such action as may reasonably be requested by the holder of this Warrant in order to protect the exercise privilege of the holder of this Warrant against dilution or other impairment, consistent with the tenor and purpose of this Warrant. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any shares of Common Stock receivable upon the exercise of this Warrant above the Exercise Price then in effect, and (ii) will take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the exercise of this Warrant.

         4. ADJUSTMENTS TO EXERCISE PRICE AND NUMBER OF WARRANT SHARES. During the Exercise Period, the Exercise Price and the number of Warrant Shares shall be subject to adjustment from time to time as provided in this Section 4.

                  (a) SUBDIVISION OR COMBINATION OF COMMON STOCK. If the Company at any time during the Exercise Period subdivides (by any stock split, stock dividend, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a greater number of shares, then, after the date of record for effecting such subdivision, the Exercise Price in effect immediately prior to such subdivision will be proportionately reduced. If the Company at any time during the Exercise Period combines (by reverse stock split, recapitalization, reorganization, reclassification or otherwise) its shares of Common Stock into a smaller number of shares, then, after the date of record for effecting such combination, the Exercise Price in effect immediately prior to such combination will be proportionately increased.

                  (b) CONSOLIDATION, MERGER OR SALE. In case of any consolidation of the Company with, or merger of the Company into, any other corporation, or in case of any sale or conveyance of all or substantially all of the assets of the Company other than in connection with a plan of complete liquidation of the Company at any time during the Exercise Period, then as a condition of such consolidation, merger or sale or conveyance, adequate provision will be made whereby the holder of this Warrant will have the right to acquire and receive upon exercise of this Warrant in lieu of the shares of Common Stock immediately theretofore acquirable upon the exercise of this Warrant, such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable upon exercise of this Warrant had such consolidation, merger or sale or conveyance not taken place. In any such case, the Company will make appropriate provision to insure that the provisions of this Section 4 will thereafter be applicable as nearly as may be possible in relation to any shares of stock or securities thereafter deliverable upon the exercise of this Warrant. The Company will not effect any consolidation, merger or sale or conveyance unless prior to the consummation thereof, the successor corporation (if other than the Company) assumes by written instrument the obligations under this Section 4 and the obligations to deliver to the holder of this Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the holder may be entitled to acquire.

                  (c) DISTRIBUTION OF ASSETS. In case the Company shall declare or make any distribution of its assets (or rights to acquire its assets) to holders of Common Stock as a partial liquidating dividend, by way of return of capital or otherwise (including any dividend or distribution to the Company's shareholders of cash or shares (or rights to acquire shares) of capital stock of a subsidiary) (a "DISTRIBUTION") at any time during the Exercise Period, then the holder of this Warrant shall be entitled upon exercise of this Warrant for the purchase of any or all of the shares of Common Stock subject hereto, to receive the amount of such assets (or rights) which would have been payable to the holder had such holder been the holder of such shares of Common Stock on the record date for the determination of shareholders entitled to such Distribution.

                  (d)     ISSUANCE OF CERTAIN COMMON STOCK BELOW EXERCISE PRICE.

                           (i) In case the Company shall issue or sell to all
its then existing shareholders rights to subscribe for or purchase shares of Common Stock ("Rights") in any transaction at a price per share of Common Stock (determined by dividing (A) the total amount receivable by the Company in consideration of the issuance and sale of such Rights plus the total consideration payable to the Company upon exercise, conversion or exchange thereof, by (B) the total number of shares of Common Stock covered by such Rights) that is lower (at the date of such sale or issuance) than the Exercise Price, or the Market Price (as defined below), or for no consideration, then in each case the number of shares of Common Stock thereafter issuable upon the exercise of all Warrants then outstanding shall be increased in a manner determined by multiplying the number of shares of Common Stock theretofore issuable upon the exercise of all Warrants then outstanding by a fraction, of which the numerator shall be the number of shares of Common Stock outstanding immediately prior to the sale or issuance plus the number of additional shares of Common Stock offered for subscription and of which the denominator shall be the number of shares of Common Stock outstanding immediately prior to the sale or issuance plus the number of shares of Common Stock which the "aggregate consideration to be received by the Company" (as defined in the following paragraph) in connection with such sale or issuance would purchase at the lower of the Market Price or Exercise Price.

                           (ii) For the purpose of such adjustments the
"aggregate consideration to be received by the Company" therefor shall be deemed to be the consideration received by the Company for such Rights plus any consideration or premiums stated in such Rights to be paid for the shares of Common Stock covered thereby.

                           (iii) In case the Company shall issue or sell Rights
for a consideration consisting, in whole or in part, of property other than cash or its equivalent, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of this
Section 3(c), the Board of Directors of the Company shall determine, in good faith, the fair value of such property. In case the Company shall issue and sell Rights together with one or more other securities as part of a unit at a price per unit, then in determining the "price per share of Common Stock" and the "consideration" receivable by or payable to the Company for purposes of this
Section 3(c), the Board of Directors of the Company shall determine, in good faith, the fair value of the Rights then being sold as part of such unit.

                           (iv) Any increase of the number of shares of Common
Stock issuable upon exercise of all Warrants then outstanding made pursuant to this Section 4(d) shall be allocated among such Warrants on a pro rata basis.

                           (v) Upon the expiration or termination of any
unexercised Rights for which any adjustment was made pursuant to this Section 4(d), the Warrant Price shall be readjusted, and shall thereafter be such price as would have prevailed had the Warrant Price been originally adjusted (or had the original adjustment not been required, as the case may be) on the basis of
(a) the Common Shares, if any, actually issued or sold upon the exercise of such Rights and (b) the consideration actually received by the Company upon such exercise plus the consideration, if any, actually received by the Company for the issuance, sale, or grant of all of such Rights, whether or not exercised; provided, however, that no such readjustment shall have the effect of increasing the Warrant Price by an amount in excess of the amount of the adjustment initially made for the issuance, sale or grant of such Rights.

                  (e) ADJUSTMENT IN NUMBER OF SHARES. Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 4, the number of shares of Common Stock issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

                  (f) MINIMUM ADJUSTMENT OF EXERCISE PRICE. No adjustment of the Exercise Price shall be made in an amount of less than 1% of the Exercise Price in effect at the time such adjustment is otherwise required to be made, but any such lesser adjustment shall be carried forward and shall be made at the time and together with the next subsequent adjustment which, together with any adjustments so carried forward, shall amount to not less than 1% of such Exercise Price.

                  (g) FRACTIONAL EXERCISE PRICE. In the event that any adjustment of the Exercise Price required herein results in a fraction of a cent, then the Exercise Price shall be rounded up to the nearest cent.

                  (h) FRACTIONAL SHARES. No fractional shares of Common Stock are to be issued upon the exercise of this Warrant, but the Company shall pay a cash adjustment in respect of any fractional share which would otherwise be issuable in an amount equal to the same fraction of the Market Price (as defined in Section 4(k)) of a share of Common Stock on the date of such exercise.

                  (i) NOTICE OF ADJUSTMENT. Upon the occurrence of any event which requires any adjustment of the Exercise Price, then, and in each such case, the Company shall give notice thereof to the holder of this Warrant, which notice shall state the Exercise Price resulting from such adjustment and the increase or decrease in the number of Warrant Shares purchasable at such price upon exercise, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based. Such calculation shall be certified by the chief financial officer of the Company.

                  (j)      OTHER NOTICES.  In case at any time:

                           (i) the Company shall declare any dividend upon the
Common Stock payable in shares of stock of any class or make any other distribution (other than dividends or

                           (ii) there shall be any capital reorganization of the
Company, or reclassification of the Common Stock, or consolidation or merger of the Company with or into, or sale of all or substantially all of its assets to, another corporation or entity; or distributions payable in cash out of retained earnings consistent with the Company's past practices with respect to declaring dividends and making distributions) to the holders of the Common Stock;

                           (iii) the Company shall offer for subscription pro
rata to the holders of the Common Stock any additional shares of stock of any class or other rights;

                           (iv) there shall be a voluntary or involuntary
dissolution, liquidation or winding-up of the Company;

then, in each such case, the Company shall give to the holder of this Warrant
(a) notice of the date on which the books of the Company shall close or a record shall be taken for determining the holders of Common Stock entitled to receive any such dividend, distribution, or subscription rights or for determining the holders of Common Stock entitled to vote in respect of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up and (b) in the case of any such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation or winding-up, notice of the date (or, if not then known, a reasonable approximation thereof by the Company) when the same shall take place. Such notice shall also specify the date on which the holders of Common Stock shall be entitled to receive such dividend, distribution, or subscription rights or to exchange their Common Stock for stock or other securities or property deliverable upon such reorganization, reclassification, consolidation, merger, sale, dissolution, liquidation, or winding-up, as the case may be. Such notice shall be given at least 30 days prior to the record date or the date on which the Company's books are closed in respect thereto. Failure to give any such notice or any defect therein shall not affect the validity of the proceedings referred to in clauses (i), (ii), (iii) and (iv) above.

                  (k) "MARKET PRICE," as of any date, (i) means the average of the closing bid prices for the shares of Common Stock as reported on the Nasdaq National Market for the five (5) trading days immediately preceding such date, or (ii) if the Nasdaq National Market is not the principal trading market for the shares of Common Stock, the average of the last reported bid prices on the principal trading market for the Common Stock during the same period, or, if there is no bid price for such period, the last reported sales price for such period, or (iii) if market value cannot be calculated as of such date on any of the foregoing bases, the Market Price shall be the average fair market value as reasonably determined by an investment banking firm selected by the Company and reasonably acceptable to the holder, with the costs of the appraisal to be borne by the Company. The manner of determining the Market Price of the Common Stock set forth in the foregoing definition shall apply with respect to any other security in respect of which a determination as to market value must be made hereunder.

                  (l) "COMMON STOCK," for purposes of this Section 4, includes the Common Stock and any additional class of stock of the Company having no preference as to dividends or distributions on liquidation, provided that the shares purchasable pursuant to this Warrant shall include only Common Shares, par value $0.001 per share, in respect of which this Warrant is exercisable, or shares resulting from any subdivision or combination of such Common Stock, or in the case of any reorganization, reclassification, consolidation, merger, or sale of the character referred to in Section 4(j) hereof, the stock or other securities or property provided for in such Section.

         5. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of this Warrant shall be made without charge to the holder of this Warrant or such shares for any issuance tax or other costs in respect thereof, PROVIDED that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the holder of this Warrant.

         6. NO RIGHTS OR LIABILITIES AS A SHAREHOLDER. This Warrant shall not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company. No provision of this Warrant, in the absence of affirmative action by the holder hereof to purchase Warrant Shares, and no mere enumeration herein of the rights or privileges of the holder hereof, shall give rise to any liability of such holder for the Exercise Price or as a shareholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

         7.       TRANSFER, EXCHANGE, REDEMPTION AND REPLACEMENT OF WARRANT.

                  (a) RESTRICTION ON TRANSFER. This Warrant and the rights granted to the holder hereof are transferable with the prior written consent of the Company, in whole or in part, upon surrender of this Warrant, together with a properly executed assignment in the form attached hereto, at the office or agency of the Company referred to in Section 7(e) below, PROVIDED, however, that any transfer or assignment shall be subject to the conditions set forth in
Section 7(f) hereof, and PROVIDED FURTHER, that no consent of the Company shall be required for transfers to affiliates of the holder (it being understood that partners of a partnership are hereby deemed to be Affiliates of the partnership) and to clearing firms that execute trades on behalf of the holder. Until due presentment for registration of transfer on the books of the Company, the Company may treat the registered holder hereof as the owner and holder hereof for all purposes, and the Company shall not be affected by any notice to the contrary.

                  (b) WARRANT EXCHANGEABLE FOR DIFFERENT DENOMINATIONS. This Warrant is exchangeable, upon the surrender hereof by the holder hereof at the office or agency of the Company referred to in Section 7(e) below, for new Warrants of like tenor of different denominations representing in the aggregate the right to purchase the number of shares of Common Stock which may be purchased hereunder. Each of such new Warrants shall represent the right to purchase such number of shares as shall be designated by the holder hereof at the time of such surrender.

                  (c) REPLACEMENT OF WARRANT. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this

Warrant, the Company, at its expense, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

                  (d) CANCELLATION; PAYMENT OF EXPENSES. Upon the surrender of this Warrant in connection with any transfer, exchange, or replacement as provided in this Section 7, this Warrant shall be promptly canceled by the Company. The Company shall pay all taxes (other than securities transfer taxes) and all other expenses (other than legal expenses, if any, incurred by the holder or transferees) and charges payable in connection with the preparation, execution, and delivery of Warrants pursuant to this Section 7.

                  (e) WARRANT REGISTER. The Company shall maintain, at its principal executive offices (or such other office or agency of the Company as it may designate by notice to the holder hereof), a register for this Warrant, in which the Company shall record the name and address of the person in whose name this Warrant has been issued, as well as the name and address of each transferee and each prior owner of this Warrant.

                  (f) EXERCISE OR TRANSFER WITHOUT REGISTRATION. If, at the time of the surrender of this Warrant in connection with any exercise, transfer, or exchange of this Warrant, this Warrant (or, in the case of any exercise, the Warrant Shares issuable hereunder), shall not be registered under the Securities Act and under applicable state securities or blue sky laws, the Company may require, as a condition of allowing such exercise, transfer, or exchange, (i) that the holder of this Warrant furnish to the Company a written opinion of counsel (which opinion shall be in form, substance and scope customary for opinions of counsel in comparable transactions) to the effect that such exercise, transfer, or exchange may be made without registration under the Securities Act and under applicable state securities or blue sky laws, (ii) that the holder execute and deliver to the Company an investment letter in form and substance acceptable to the Company and (iii) that the transferee be an "ACCREDITED INVESTOR" as defined in Rule 501(a) promulgated under the Securities Act.

                  (g) REDEMPTION. If, at any time after the first anniversary of the date of issuance hereof, the average selling price for the shares of Common Stock as reported on the Nasdaq National Market (or the then principal trading market for the Common Stock if not the Nasdaq National Market) (the "REPORTED PRICE"), shall, for a period of twenty (20) consecutive trading days (the "DETERMINATION PERIOD"), be greater than or equal to $15.00 (subject to equitable adjustments from time to time for the events described in Section 4(a)), then the Company shall have the right, exercisable on the first trading day after the Determination Period, by written notice to the holders of this Warrant (a "REDEMPTION NOTICE") of such exercise at least thirty (30) days prior to the date of redemption (the "REDEMPTION DATE") to redeem this Warrant and all, but not less than all, of the other Warrants then outstanding in full at a redemption price per Warrant equal to the product of (i) the number of shares of Common Stock issuable upon the exercise of such Warrant, multiplied by (ii) $.05. Nothing herein shall prevent the exercise of, and the holder shall have the right to exercise this Warrant at any time during the period after the Redemption Notice and on or prior to the Redemption Date.

                  (h) BROKER FEES. The holder of this Warrant shall indemnify the Company and hold it harmless for the fees of any broker engaged by the holder in connection with the transfer or exercise of this Warrant or otherwise. The Company shall indemnify and hold the holder of this Warrant harmless for the fees of any broker engaged by the Company in connection with the issuance or redemption of this Warrant or otherwise.

         8.       REGISTRATION RIGHTS.

                  (a)      DEMAND REGISTRATION RIGHTS.

                           (i) At any time after 90 days from the date hereof
until a date that is 21 months from the date hereof, upon receipt of a written request from the holders of Warrants or Warrant Share representing a majority in interest of all shares of Common Stock issuable (or issued) upon conversion of Series A Warrants (the "REQUESTING WARRANTHOLDERS"), the Company promptly shall prepare and file with the Securities and Exchange Commission ("SEC") a registration statement under the Securities Act on an appropriate form covering the resale through a public offering of all of the shares of Common Stock issuable upon exercise of Series A Warrants. Upon such request, the Company shall use all reasonable efforts to cause the registration statement to become effective as soon as is practicable. If permitted by the Securities Act, the Company shall use a Form S-3 registration statement (or any successor form) to register Shares pursuant to this Section 8(a). The holders of Series A Warrants and of shares of Common Stock issuable (or issued) upon conversion of Series A Warrants (the "WARRANTHOLDERS"), as a group, may exercise this demand registration only once. The Warrantholders shall state in their request for registration whether they intend to distribute the registered Shares by means of an underwriting. If the Warrantholders intend to distribute the registered Shares by means of an underwriting, the Warrantholders shall sell the registered Shares through one or more underwriters (or a syndicate managed by one or more underwriters) that are selected by the Warrantholders with the approval of the Company, which shall not be unreasonably withheld, and the Company shall join the Warrantholders in entering into an underwriting agreement with the selected underwriter or underwriters, which will provide (among other things) for the Company, the Warrantholders, and each underwriter (and each person who controls each underwriter within the meaning of Section 15 of the Securities Act) to grant to each other reciprocal indemnification against liabilities under the Securities Act (it being understood that indemnification by the Warrantholders will be limited to those Warrantholders that include their shares in the underwriting). The Company may not include in a registration of Shares for any Warrantholders pursuant to the exercise of a demand registration right under this Section 8(a) any debt or equity securities of the Company without the advance approval of the Warrantholders, which shall not be unreasonably withheld.

                           (ii) Notwithstanding anything in this Agreement to
the contrary, the Company may postpone filing with the SEC for a reasonable period of time (not to exceed 75 days) a registration statement for a demand registration requested by the Warrantholders, but only if: (a) the Company's Board of Directors reasonably determines that (i) based on the written advice of the Company's legal counsel, the postponement is necessary to avoid premature public disclosure of a pending material event that would likely jeopardize the outcome or success of the pending event, or (ii) based on the written advice of the investment banking firm representing the Company, in connection with a pending public offering of its securities, the postponement is necessary to avoid jeopardizing the success of the pending public offering; (b) the Company notifies the Warrantholders of the postponement and the duration of it within five days after the determination by its Board of Directors; and (c) the Company delivers to the Warrantholders with the notice of postponement (i) a certificate, signed by its Chief Executive Officer and Chief Financial Officer stating that the condition described in clause (a)(i) or (a)(ii) has occurred, and (ii) in the case of clause (a)(ii) a copy of the written advice that the Company's Board of Directors received from its investment banker.

                           (iii) Upon receipt of a request from the
Warrantholders for a demand registration, the Company promptly shall notify the Warrantholders of any fact, event, or circumstance that reasonably could be expected to require or lead to a postponement of the filing of a registration statement for the demand registration requested by the Warrantholders. If the Company postpones the filing with the SEC of a registration statement for a demand registration requested by the Warrantholders (as permitted by this Section), (x) the Warrantholders may elect to withdraw their request for the demand registration at any time during the duration of the postponement specified in the Company's notice to the Warrantholders of the postponement, and the withdrawn demand registration will not count as an exercise of the Warrantholders' demand registration rights, and (y) the term of this Agreement shall be extended for a period corresponding to the duration of the postponement.

                  (b)      PIGGY-BACK REGISTRATIONS.

                           (i) If at any time during the Exercise Period, the
Company shall file with the SEC a Registration Statement under the Securities Act (a "REGISTRATION STATEMENT") relating to an underwritten offering for its own account or the account of others of any of its equity securities, other than on Form S-4 or Form S-8 or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity of business or equity securities issuable in connection with stock option or other employee benefit plans, the Company shall send to each holder who is entitled to registration rights under this Section 8(b) written notice of such determination and, if within twenty (20) days after receipt of such notice, such Warrantholder shall so request in writing, the Company shall include in such Registration Statement all or any part of the Warrant Shares such Warrantholder requests to be registered, except that if, in connection with any underwritten public offering for the account of the Company the managing underwriter(s) thereof shall impose a limitation on the number of shares of Common Stock which may be included in the Registration Statement because, in such underwriter(s)' judgment, marketing or other factors dictate such limitation is necessary to facilitate public distribution, then the Company shall be obligated to include in such Registration Statement only such limited portion of the Warrant Shares with respect to which such Warrantholder has requested inclusion hereunder. Any exclusion of Warrant Shares shall be made pro rata among the holders of all shares of Common Stock (or securities convertible into Common Stock) seeking to include such shares in the Registration Statement in proportion to the number of registerable Securities sought to be included by such Warrantholders. The obligations of the Company under this Section 8(b) may be waived by Warrantholders holding a majority in interest of the Warrant Shares and shall expire after the Company has afforded the opportunity for the Warrantholders to exercise registration rights under this Section 8(b) for two registrations; PROVIDED, however, that any Warrantholder who shall have had any Warrant Shares excluded from any Registration Statement in accordance with this Section 8(b) shall be entitled to include in an additional Registration Statement filed by the Company the Warrant Shares so excluded. If an offering in connection with which an Warrantholder is entitled to registration under this Section 8(b) is an underwritten offering, then each Warrantholder whose Warrant Shares are included in such Registration Statement shall, unless otherwise agreed by the Company, offer and sell such Warrant Shares in an underwritten offering using the same underwriter or underwriters and, subject to the provisions of this Agreement, on the same terms and conditions as other shares of Common Stock included in such underwritten offering.

                  (c) SALES UNDER RULE 144. Notwithstanding the registration of Warrant Shares in accordance with Section 8(a), if at any time of offer and sale of such Warrant Shares by an Warrantholder such Warrant Shares can be sold pursuant to Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at anytime permit the Warrantholder to sell securities of the Company to the public without registration ("RULE 144") in the manner, amount and on such terms as such Warrantholder wishes to offer and sell such Warrant Shares, such Warrantholder may endeavor to offer and sell such Warrant Shares pursuant to Rule 144; PROVIDED, however, that such Warrantholder shall not be required to limit the amount or manner of sale or otherwise modify such offer or sale to use Rule 144; and PROVIDED FURTHER, however, that such Warrantholder shall have no liability to the Company under this Section 8(c) if such Warrantholder does not offer and sell such Warrant Shares pursuant to Rule 144 notwithstanding the availability thereof.

                  (d) OBLIGATIONS OF THE COMPANY. In connection with the registration of the Warrant Shares, the Company shall:

                           (i) prepare promptly and file with the SEC a
Registration Statement or Statements with respect to all Warrant Shares to be included therein, and thereafter use its best efforts to cause the Registration Statement to become effective as soon as possible after such filing, and, if the Registration Statement utilizes to Rule 415 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at anytime permit the Company to register securities to the public on a continuous or delayed basis ("RULE 415"), to keep the Registration Statement effective at all times until the date that is six months after the date such Registration Statement is first ordered effective by the SEC (plus the number of days in the period of discontinuance referred to in Section 8(e)(iii) hereof). In any case, the Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) filed by the Company shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

                           (ii) furnish to each Warrantholder whose Warrant
Shares are included in the Registration Statement (i) promptly after the same is filed with the SEC, one copy of the Registration Statement and any amendment thereto, each preliminary prospectus and prospectus and each amendment or supplement thereto and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as such Warrantholder may reasonably request in order to facilitate the disposition of the Warrant Shares owned by such Warrantholder;

                           (iii) use reasonable efforts to (i) register and
qualify the Warrant Shares covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Warrantholders who hold a majority in interest of the Warrant Shares being offered reasonably request, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times, if the Registration Statement utilizes to Rule 415, effective at all times until the date that is six months after the date such Registration Statement is first ordered effective by the SEC; and (iv) take all other actions reasonably necessary or advisable to qualify the Warrant Shares for sale in such jurisdictions; PROVIDED, however, that the Company shall not be required in connection therewith or as a condition thereto to (a) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 8(d)(iii), (b) subject itself to general taxation in any such jurisdiction, (c) file a general consent to service of process in any such jurisdiction, (d) provide any undertakings that cause more than nominal expense or burden to the Company or (e) make any change in its charter or bylaws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

                           (iv) as promptly as practicable after becoming aware
of such event, notify each Warrantholder who holds Warrant Shares being sold pursuant to such registration of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Warrantholder as such Warrantholder may reasonably request;

                           (v) as promptly as practicable after becoming aware
of such event, notify each Warrantholder who holds Warrant Shares being sold pursuant to such registration of the issuance by the SEC of any stop order or other suspension of effectiveness of the Registration Statement at the earliest possible time;

                           (vi) permit a single firm of counsel designated as
selling stockholders' counsel by the Warrantholders who hold a majority in interest of the Warrant Shares being sold pursuant to such registration to review the Registration Statement and all amendments and supplements thereto a reasonable period of time prior to their filing with the SEC, and shall not file any document in a form to which such counsel reasonably objects;

                           (vii) make available for inspection by any
Warrantholder whose Warrant Shares are being sold pursuant to such registration, any underwriter participating in any disposition pursuant to the Registration Statement and any attorney, accountant or other agent retained by any such Warrantholder or underwriter (collectively, the "INSPECTORS"), all pertinent financial and other records, pertinent corporate documents and properties of the Company (collectively, the "RECORDS"), as shall be reasonably necessary to enable each Inspector to exercise its due diligence responsibility, and cause the Company's officers, directors and employees to supply all information which any Inspector may reasonably request for purposes of such due diligence; PROVIDED, however, that each Inspector shall hold in confidence (making such confidential information known only to officers, agents or employees thereof who have a need to know), shall not use any information so obtained for any purpose other than preparation or review of the registration statement, and shall not make any disclosure (except to an Warrantholder or underwriter) of any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspectors are so notified, unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement, (ii) the release of such Records is requested pursuant to a subpoena or other order from a court or government body of competent jurisdiction, or (iii) the information in such Records has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company shall not be required to disclose any confidential information in such Records to any Inspector or Warrantholder until and unless such Warrantholder or Inspector shall have entered into confidentiality agreements (in a form as is customary in similar circumstances) with the Company with respect thereto, substantially in the form of this Section 8(d)(vii). Each Warrantholder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at the Company's expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential. The Company shall hold in confidence and shall not make any disclosure of information concerning an Warrantholder provided to the Company pursuant to Section 8(e)(v) hereof unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Warrantholder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to such Warrantholder, to undertake, at Warrantholder's expense, appropriate action to prevent disclosure of, or to obtain a protective order for, such information;

                           (viii) use its best efforts either to (i) cause all
the Warrant Shares covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which similar securities issued by the Company are then listed, if any, if the listing of such Warrant Shares is then permitted under the rules of such exchange or (ii) secure designation of all the Warrant Shares covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the quotation of the Warrant Shares on the Nasdaq National Market System; or, if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in satisfying the preceding clause (i) or (ii), to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Warrant Shares;

                           (ix) provide a transfer agent and registrar, which
may be a single entity, for the Warrant Shares not later than the effective date of the Registration Statement;

                           (x) cooperate with the Warrantholders who hold
Warrant Shares being sold and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Warrant Shares to be sold pursuant to the denominations or amounts as the case may be, and registered in such names as the Warrantholders may reasonably request; and, within three business days after a Registration Statement which includes Warrant Shares is ordered effective by the SEC the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Warrant Shares (with copies to the Warrantholder whose Warrant Shares are included in such Registration Statement) instructions to the transfer agent to issue new stock certificates without a legend and an opinion of such counsel that the shares have been registered; and

                           (xi) take all other reasonable actions necessary to
expedite and facilitate disposition by the Warrantholder of the Warrant Shares pursuant to the Registration Statement.

                  (e) OBLIGATIONS OF THE WARRANTHOLDERS. In connection with the registration of the Warrant Shares, the Warrantholders shall have the following obligations:

                           (i) It shall be a condition precedent to the
obligations of the Company to complete the registration pursuant to this Agreement with respect to each Warrantholder that such Warrantholder shall furnish to the Company such information regarding itself, the Warrant Shares held by it and the intended method of disposition of the Warrant Shares held by it as shall be reasonably required to effect the registration of the Warrant Shares and shall execute such documents in connection with such registration as the Company may reasonably request. At least fifteen (15) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Warrantholder of the information the Company requires from each such Warrantholder (the "REQUESTED INFORMATION") if such Warrantholder elects to have any of such Warrantholder's Warrant Shares included in the Registration Statement. If within five (5) business days prior to the filing date the Company has not received the Requested Information from an Warrantholder (a "NON-RESPONSIVE WARRANTHOLDER"), then the Company may file the Registration Statement without including Warrant Shares of such Non-Responsive Warrantholder;

                           (ii) Each Warrantholder by such Warrantholder's
acceptance of the Warrant Shares agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Warrantholder has notified the Company in writing of such Warrantholder's election to exclude all of such Warrantholder's Warrant Shares from the Registration Statement;

                           (iii) Each Warrantholder agrees that, upon receipt of
any notice from the Company of the happening of any event of the kind described in Section 8(d)(iv) or 8(d)(v), such Warrantholder will immediately discontinue disposition of Warrant Shares pursuant to the Registration Statement covering such Warrant Shares until such Warrantholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 8(d)(iv) or 8(d)(v) and, if so directed by the Company, such Warrantholder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Warrantholder's possession, of the prospectus covering such Warrant Shares current at the time of receipt of such notice;

                           (iv) In the event Warrantholders holding a majority
in interest of Warrant Shares being registered determined to engage the services of an underwriter, each Warrantholder agrees to enter into and perform such Warrantholder's obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the disposition of the Warrant Shares, unless such Warrantholder has notified the Company in writing of such Warrantholder's election to exclude all of such Warrantholder's Warrant Shares from the Registration Statement; and

                           (v) No Warrantholder may participate in any
underwritten registration hereunder unless such Warrantholder (i) agrees to sell such Warrantholder's Warrant Shares on the basis provided in any underwriting arrangements approved by the Warrantholders entitled hereunder to approve such arrangements, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably requested under the terms of such underwriting arrangements and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions and other fees and expenses of investment bankers and any manager or managers of such underwriting and legal expenses of the underwriters applicable with respect to its Warrant Shares, in each case to the extent not payable by the Company pursuant to the terms of this Agreement.

                  (f) EXPENSES OF REGISTRATION. All expenses (other than brokerage commissions or discounts) incurred in connection with registrations, filings or qualifications pursuant to Section 8(d)(iii), including, without limitation, all registration, listing and qualifications fees, printers and accounting fees and the fees and disbursements of counsel for the Company, shall be borne by the Company; PROVIDED, HOWEVER, that the Warrantholders shall bear the fees and out-of-pocket expenses of the one legal counsel selected by the Warrantholders pursuant to Section 8(d)(vi) hereof.

                  (g) INDEMNIFICATION. In the event any Warrant Shares are included in a Registration Statement under this Agreement:

                           (i) To the extent permitted by law, the Company will
indemnify and hold harmless each Warrantholder who holds such Warrant Shares, the directors, if any, of such Warrantholder, the officers, if any, of such Warrantholder, each person, if any, who controls any Warrantholder within the meaning of the Securities Act or the Exchange Act, any underwriter (as defined in the Securities Act) for the Warrantholders, the directors, if any, of such underwriter and the officers, if any, of such underwriter, and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Exchange Act (each, an "INDEMNIFIED PERSON"), against any losses, claims, damages, expenses or liabilities (joint or several) (collectively "CLAIMS") to which any of them become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims

(or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act or any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "VIOLATIONS"). Subject to the restrictions set forth in Section 8(g)(iv) with respect to the number of legal counsel, the Company shall reimburse the Warrantholders and each such underwriters or controlling person, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this
Section 8(g)(i) (a) shall not apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by any Indemnified Person or underwriter for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 8(d)(ii) hereof; (b) with respect to any preliminary prospectus shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Warrant Shares that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 8(d)(ii) hereof; (c) shall not be available to the extent such Claim is based on a failure of the Warrantholder to deliver or cause to be delivered the prospectus made available by the Company; and (d) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld.

                           (ii) In connection with any Registration Statement in
which an Warrantholder is participating, each such Warrantholder agrees to indemnify and hold harmless, to the same extent and in the same manner set forth in Section 8(g)(i), the Company, each of its directors, each of its officers who signs the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an "INDEMNIFIED PARTY"), against any Claim to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim arises out of or is based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs (a) in reliance upon and in conformity with written information furnished to the Company by such Warrantholder expressly for use in connection with such Registration Statement or (b) the Warrantholder's violation of Regulation M; and such Warrantholder will promptly reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; PROVIDED, however, that the indemnity agreement contained in this Section 8(g)(ii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Warrantholder, which consent shall not be unreasonably withheld; and PROVIDED FURTHER, that the Warrantholder shall be liable under this Section 8(g)(ii) for only that amount of a Claim as does not exceed the net proceeds to such Warrantholder as a result of the sale of Warrant Shares pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 8(g)(ii) with respect to any preliminary prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected on a timely basis in the prospectus, as then amended or supplemented.

                           (iii) The Company shall be entitled to receive
indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in any distribution, to the same extent as provided above, with respect to information such persons so furnished in writing by such persons expressly for inclusion in the Registration Statement.

                           (iv) Promptly after receipt by an Indemnified Party
of notice of the commencement of any action (including any governmental action), such Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 8(g), deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying parties and the Indemnified Party; PROVIDED, however, that an Indemnified Party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable written opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Party or other party represented by such counsel in such proceeding. The Company shall pay for only one separate legal counsel for the Warrantholders; such legal counsel shall be selected by the Warrantholders holding a majority in interest of the shares of Common Stock issuable (or issued) upon exercise of Series A Warrants that are included in the Registration Statement to which the claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Party under this Section 8(g), except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 8(g) shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

                  (h) CONTRIBUTION. To the extent any indemnification provided for herein is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 8(g) to the fullest extent permitted by law; PROVIDED, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 8(g)(ii); (b) no seller of Warrant Shares guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Warrant Shares who was not guilty of such fraudulent misrepresentation and (c) contribution by any seller of Warrant Shares shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Warrant Shares.

                  (i) REPORTS UNDER EXCHANGE ACT. With a view to making available to the Warrantholders the benefits of Rule 144 or any other similar rule or regulation of the SEC that may at any time permit the Warrantholders to sell securities of the Company to the public without Registration, until such time as the Warrantholders have sold all the Warrant Shares pursuant to a Registration Statement or Rule 144, the Company agrees to:

                           (i) make and keep public information available, as
those terms are understood and defined in Rule 144;

                           (ii) file with the SEC in a timely manner all reports
and other documents required of the Company under the Securities Act and the Exchange Act; and

                           (iii) furnish to each Warrantholder so long as such
Warrantholder owns Warrants or Warrant Shares, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Warrantholder to sell such securities pursuant to Rule 144 without Registration.

         9. NOTICES. Any notices required or permitted to be given under the terms of this Warrant shall be sent by certified or registered mail (return receipt requested) or delivered personally or by courier or by confirmed telecopy, and shall be effective five days after being placed in the mail, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

                  If to the Company:

                  Q.E.P. Co., Inc.
                  1081 Holland Drive
                  Boca Raton, FL 33487
                  Attn: Chief Financial Officer

                  with copy to:

                  Holland & Knight
                  One East Broward Boulevard
                  Fort Lauderdale, FL  33301
                  Attention: Steven Sonberg

and if to the holder, at such address as such holder shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 9.

         10. GOVERNING LAW; JURISDICTION. This Warrant shall be governed by and construed in accordance with the laws of the State of Florida applicable to contracts made and to be performed in the State of Florida. The Company irrevocably consents to the jurisdiction of the United States federal courts located in Florida in any suit or proceeding based on or arising under this Warrant and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in such courts. Nothing herein shall affect the holder's right to serve process in any other manner permitted by law.

         11.      MISCELLANEOUS.

                  (a) AMENDMENTS. This Warrant and any provision hereof may only be amended by an instrument in writing signed by the Company and the holder hereof.

                  (b) DESCRIPTIVE HEADINGS. The descriptive headings of the several Sections of this Warrant are inserted for purposes of reference only, and shall not affect the meaning or construction of any of the provisions hereof.

                  (c) CASHLESS EXERCISE. Notwithstanding anything to the contrary contained in this Warrant, if the resale of the Warrant Shares by the holder is not then registered pursuant to an effective registration statement under the Securities Act, this Warrant may be exercised at any time or from time to time in whole or in part during the Exercise Period, by presentation and surrender of this Warrant to the Company at its principal executive offices with a written notice of the holder's intention to effect a cashless exercise, including a calculation of the number of shares of Common Stock to be issued upon such exercise in accordance with the terms hereof (a "CASHLESS EXERCISE"). In the event of a Cashless Exercise, in lieu of paying the Exercise Price in cash, the holder shall surrender this Warrant for that number of shares of Common Stock determined by multiplying the number of Warrant Shares to which it would otherwise be entitled by a fraction, the numerator of which shall be the difference between the then current Market Price per share of the Common Stock and the Exercise Price, and the denominator of which shall be the then current Market Price per share of Common Stock.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

                                                     Q.E.P. CO., INC.

                                                     By:____________________
                                                              Lewis Gould
                                                     Its:     President

                           FORM OF EXERCISE AGREEMENT
         (To be Executed by the Holder in order to Exercise the Warrant)

         The undersigned hereby irrevocably exercises the right to purchase _______ of the shares of Common Stock of Q.E.P. CO., INC., a Delaware corporation (the "COMPANY"), evidenced by the attached Warrant, and herewith makes payment of the Exercise Price with respect to such shares in full, all in accordance with the conditions and provisions of said Warrant.

         The undersigned agrees not to offer, sell, transfer or otherwise dispose of any Common Stock obtained on exercise of the Warrant, except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws, and agrees that the following legend may be affixed to the stock certificate for the Common Stock hereby subscribed for if resale of such Common Stock is not registered or if Rule 144(k) is unavailable:

                  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER SAID ACT, OR AN OPINION OF COUNSEL, IN FORM, SUBSTANCE AND SCOPE CUSTOMARY FOR OPINIONS OF COUNSEL IN COMPARABLE TRANSACTIONS, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR UNLESS SOLD PURSUANT TO RULE 144(K) UNDER SAID ACT.

         The undersigned requests that stock certificates for such shares be issued, and a Warrant representing any unexercised portion hereof be issued, pursuant to the Warrant in the name of the Holder and delivered to the undersigned at the address set forth below:

Dated:_____________________                          ___________________________
                                                     Signature of Holder

                                                     ___________________________
                                                     Name of Holder (Print)



                                                     Address:

                                                     ___________________________
                                                     ___________________________
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                               FORM OF ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns, and transfers all the rights of the undersigned under the within Warrant, with respect to the number of shares of Common Stock covered thereby set forth hereinbelow, to:

Name of Assignee                Address                            No. of Shares






and hereby irrevocably constitutes and appoints ________________________________ as agent and attorney-in-fact to transfer said Warrant on the books of the within-named corporation, with full power of substitution in the premises.

Dated:_______________, ___

In the presence of

______________________________    Name:_____________________________________

                                  Signature:________________________________

                                  Title of Signing Officer or Agent (if any):

                                  __________________________________________

                                  Address:__________________________________

                                          __________________________________


                                  Note: The above signature should correspond
                                        exactly with the name on the face of the within Warrant.